SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
June 1, 2007
Date of Report (date of earliest event reported)
U.S. WIRELESS DATA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-22848	84-1178691

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
2728 Orchard Parkway
San Jose, California 95134-2012
(Address of principal executive offices)
(408) 625-2700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10
EXHIBIT 10.11

Item 1.01 Entry into a Material Definitive Agreement.
On June 1, 2007, U.S. Wireless Data, Inc., a Delaware corporation (“USWI” or “the company”), and its wholly owned operating subsidiary, StarVox Communications, Inc., a California corporation (“StarVox”), the parent company of Capital Telecommunications, Inc., a Pennsylvania corporation (“CTI”), entered into a Securities Purchase Agreement (the “Agreement”) dated as of June 1, 2007 with three investors (the “Investors”): DKR Soundshore Oasis Holding Fund Ltd,. (“DKR”); SMH Capital, Inc. (”SMH”); and Trinad Capital Master Fund, Ltd. (“Trinad”). Trinad is an existing stockholder with a 32.5% beneficial interest in the outstanding capital stock of the company, and three of its general partners comprise three of the six directors on the board of directors of each of USWI and StarVox.
CTI is a competitive local exchange carrier and provides local and long distance telecommunications services in the United States. StarVox acquired all of the issued and outstanding stock of CTI in a transaction completed in June 2006. StarVox and USWI completed a merger combining the operations of the two companies on March 23, 2007.
The transactions contemplated by the Agreement (the “Transactions”) include (i) a loan to USWI from the Investors in the aggregate principal amount of $9,000,000, secured by the assets of USWI, StarVox and CTI, and (ii) the issuance by USWI of common stock warrants to the Investors for the purchase of an aggregate of 2,520,000 shares.
The loan is evidenced by senior secured debentures issued to the Investors by StarVox (the “Debentures”) in the aggregate principal amount of $9,000,000. The maturity date of the Debentures is August 1, 2007, unless extended upon satisfaction of specified conditions, and the Debentures bear interest at the rate of 10% annually, subject to increase, as described below. The Debentures are secured by all of the tangible and intangible personal property and assets, whether now owned or hereafter acquired, and the proceeds and products thereof and equity interests, of USWI, StarVox and CTI. Each of the following events constitute an Event of Default under the Debentures: (1) failure by StarVox to pay principal, interest, late charges or other amounts when and as due under the Debentures; (2) any representation or warranty made in the documents entered into in connection with the Transactions being incorrect or misleading; (3) breach of any covenant to be performed by USWI, StarVox or CTI contained in the documents entered into in connection with the Transactions; (4) cross-defaults to certain other indebtedness of USWI, StarVox or CTI, in excess of $50,000 in the aggregate; (5) failure by USWI to file the registration statement required to be filed pursuant to the registration rights agreement, to cause such registration statement to be declared effective by the SEC or to maintain effectiveness of such registration statement, as required by the registration rights agreement; (6) certain events involving bankruptcy, insolvency or reorganization of USWI, StarVox or CTI; (7) the entry of a final judgment or judgments for the payment of money aggregating in excess of $250,000 against USWI, StarVox or CTI, which are not bonded, discharged or stayed pending appeal within 60 days of such judgment and which are not insured or indemnified; (8) failure to obtain authorization for the Transactions from the Pennsylvania Public Utilities Commission; and (9) revocation, rescission, suspension or modification of certain governmental approvals. If an Event of Default occurs under the Debentures, the interest rate will automatically increase to 15% annually and holders of Debentures representing at least a majority of the aggregate principal amount of the Debentures then outstanding may require StarVox to redeem all or any portion of the Debentures at a price equal to 110% of the outstanding principal amount under such Debentures.
The obligations of USWI and StarVox under the Agreement, the Debentures and the documents entered into in connection therewith are guaranteed pursuant to the terms of a Secured Guaranty by and among USWI, CTI and the Investors (the “Secured Guaranty”).

In connection with the sale of the Debentures and as inducement for their purchase by the Investors, USWI has issued to each Investor in accordance with terms specified in the Agreement warrants to purchase up to 2,520,000 shares of USWI’s common stock, $0.01 par value per share (the “Warrants”). The warrants for SMH and Trinad entitle each to purchase 560,000 shares of USWI common stock and the warrant for DKR entitles it to purchase 1,400,000 shares. The Warrants have an exercise price of $0.01 per share and expire June 1, 2012. The Warrants and the underlying common stock have been issued in reliance on an exemption from registration under Regulation D of the Securities Act of 1933, as amended. Contractual rights to require the company to register the warrant shares upon exercise have been or will be extended to the Investors, and are identical to the rights previously extended by the company to its other holders of restricted securities.
Under the Agreement, the total loan amount of $9,000,000 will be extended and secured in two separate closings. In the first closing, completed June 1, 2007, each of the Investors has funded $2,000,000 for an aggregate principal amount of $6,000,000.
In the second closing, DKR shall fund an additional $3,000,000 upon the satisfaction of certain conditions, including in particular the approval of the loan arrangements contemplated under the Agreement by the Pennsylvania Public Utility Commission, which has jurisdiction over the delivery of telecommunication services to CTI’s customers in Pennsylvania.
In connection with the sale of the Debentures under the Agreement, existing holders of indebtedness totaling $14,000,000 in aggregate principal amount have agreed to the subordination of this indebtedness to the Debentures, and to an extension of the maturity of this indebtedness to November 2, 2007. In exchange for this agreement, USWI and StarVox have agreed to enter into a Second Amendment (the “Notes Amendment”) to the outstanding secured convertible notes representing such indebtedness described in USWI’s Current Report on Form 8-K filed March 26, 2007, to pay to each holder of such indebtedness a fee in the amount of 2% of the principal amount outstanding, at any time such principal amount is prepaid, paid at maturity or otherwise, and to issue additional warrants for the purchase of an aggregate of 2,999,999 shares of USWI common stock to such holders. These warrants carry the same exercise price, expiration date and registration rights as those granted to the Warrants granted to the Investors. These warrants and the underlying common stock have similarly been issued in reliance on an exemption from registration under Regulation D of the Securities Act of 1933, as amended.
The use of proceeds from the Debentures will be to finance the existing obligations of USWI, StarVox and CTI, to pay for fees and expenses associated with the Transactions, and to augment in general the working capital of USWI as required in the normal course of business.
The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under, or a complete explanation of the material terms of, the agreements related to the Transactions and is qualified in its entirety by reference to the provisions of the Agreement, the Debentures, the Warrants, the Pledge and Security Agreement, the Secured Guaranty, the Maturity Extension Letter and the Second Amendment to the Senior Secured Promissory Notes executed in connection herewith attached as Exhibits 10.1 through 10.11 to this Current Report on Form 8-K and incorporated herein by reference.
Item 1.02 Termination of Material Definitive Agreement.
Reference is made to the Loan and Security Agreement, dated as of August 24, 2006, by and among StarVox, CTI and Silicon Valley Bank (the “Loan Agreement”) (filed as an exhibit to the Company’s

Current Report on Form 8-K filed March 26, 2007 and incorporated herein by reference). On June 1, 2007, in connection with the Transactions, StarVox and CTI elected to terminate the Loan Agreement in accordance with the terms thereof. There were no obligations outstanding under the Loan Agreement. Pursuant to its terms, the Loan Agreement terminated upon receipt by Silicon Valley Bank of payment of a termination fee, legal fees of Silicon Valley Bank and accrued and unpaid minimum monthly interest under the Loan Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information set forth in Item 1.01 herein is incorporated by reference into this Item 2.01.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 herein is incorporated by reference into this Item 2.03.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 herein is incorporated by reference into this Item 3.02.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1	Securities Purchase Agreement, dated as of June 1, 2007, by and among StarVox Communications, Inc., U.S. Wireless Data, Inc., and the investors listed on the Schedule of Buyers thereto

10.2	Senior Secured Debenture issued to DKR Soundshore Oasis Holding Fund Ltd., dated June 1, 2007

10.3	Senior Secured Debenture issued to SMH Capital Inc., dated June 1, 2007

10.4	Senior Secured Debenture issued to Trinad Capital Master Fund, Ltd., dated June 1, 2007

10.5	Warrant to purchase Common Stock issued to DKR Soundshore Oasis Holding Fund Ltd., dated June 1, 2007

10.6	Warrant to purchase Common Stock issued to SMH Capital Inc, dated June 1, 2007

10.7	Warrant to purchase Common Stock issued to Trinad Capital Master Fund, Ltd., dated June 1, 2007

10.8	Pledge and Security Agreement, dated as of June 1, 2007, by and among U.S. Wireless Data, Inc., StarVox Communications, Inc., Capital Telecommunications, Inc., and the Investors

10.9	Secured Guaranty by U.S. Wireless Data, Inc. and Capital Telecommunications, Inc., dated June 1, 2007

10.10	Maturity Extension Letter Agreement, dated June 1, 2007 from U.S. Wireless Data, Inc., and StarVox Communications, Inc. to the Investors

10.11	Second Amendment to the Senior Secured Promissory Notes by and among StarVox Communications, Inc, U.S. Wireless Data, Inc. and the holders party thereto and the form of warrant and subordination agreement thereunder

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 7, 2007

U.S. WIRELESS DATA, INC.

By:	/s/ Thomas Rowley

Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Securities Purchase Agreement, dated as of June 1, 2007, by and among StarVox Communications, Inc., U.S. Wireless Data, Inc., and the investors listed on the Schedule of Buyers thereto

10.2	Senior Secured Debenture issued to DKR Soundshore Oasis Holding Fund Ltd., dated June 1, 2007

10.3	Senior Secured Debenture issued to SMH Capital Inc., dated June 1, 2007

10.4	Senior Secured Debenture issued to Trinad Capital Master Fund, Ltd., dated June 1, 2007

10.5	Warrant to purchase Common Stock issued to DKR Soundshore Oasis Holding Fund Ltd., dated June 1, 2007

10.6	Warrant to purchase Common Stock issued to SMH Capital Inc, dated June 1, 2007

10.7	Warrant to purchase Common Stock issued to Trinad Capital Master Fund, Ltd., dated June 1, 2007

10.8	Pledge and Security Agreement, dated as of June 1, 2007, by and among U.S. Wireless Data, Inc., StarVox Communications, Inc., Capital Telecommunications, Inc., and the Investors

10.9	Secured Guaranty by U.S. Wireless Data, Inc. and Capital Telecommunications, Inc., dated June 1, 2007

10.10	Maturity Extension Letter Agreement, dated June 1, 2007 from U.S. Wireless Data, Inc., and StarVox Communications, Inc. to the Investors

10.11	Second Amendment to the Senior Secured Promissory Notes by and among StarVox Communications, Inc, U.S. Wireless Data, Inc. and the holders party thereto and the form of warrant and subordination agreement thereunder